UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
____________

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
____________
Date of Report (Date of earliest event reported): December 15, 2015
CF Industries Holdings, Inc.
(Exact name of registrant as specified in its charter.)

Delaware (State or other jurisdiction of incorporation) 4 Parkway North, Suite 400 Deerfield, IL (Address of principal executive office)	001-32597 (Commission File Number)	20-2697511 (I.R.S. Employer Identification Number) 60015 (Zip Code)

Registrant’s telephone number, including area code (847) 405-2400
(Former name or former address if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

CF Industries Holdings, Inc. (the “Company”) has filed this Current Report on Form 8-K to revise the Company’s consolidated financial statements as of December 31, 2014 and 2013 and for the years ended December 31, 2014, 2013 and 2012 and the related notes, which were included in its 2014 Annual Report on Form 10-K filed with the Securities and Exchange Commission (the “SEC”) on February 26, 2015 (the “2014 Form 10-K”), to reflect changes in the Company’s reportable segments that took effect during the third quarter of 2015. The Company is filing this Current Report on Form 8-K so that the Company’s annual financial statement information incorporated by reference in any registration statement filed with the SEC would reflect the Company’s current reportable segments.

As previously reported in the Company’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2015 filed with the SEC on November 9, 2015, the Company changed its reportable segment structure in the third quarter of 2015 to separate ammonium nitrate (“AN”) from its other segment as its AN products increased in significance as a result of the Company’s acquisition on July 31, 2015 of the remaining 50% equity interest in CF Fertilisers UK Group Limited (formerly known as GrowHow UK Group Limited) not previously owned by the Company. The Company’s reportable segments reflect how its chief operating decision maker, as defined under U.S. generally accepted accounting principles, assesses the performance of the Company’s operating segments and makes decisions about resource allocation. The Company’s reportable segments now consist of ammonia, granular urea, urea ammonium nitrate solution (“UAN”), AN, other and phosphate. These segments are differentiated by products, which are used differently by agricultural customers based on crop application, weather and other agronomic factors or by industrial customers.

The revision of the consolidated financial statements and related notes that were included in the 2014 Form 10-K affects the following items from the 2014 Form 10-K, which have been retrospectively revised to reflect the separate AN reportable segment that had previously been included in the other segment and which have been included, as so revised, as exhibits to this Current Report on Form 8-K as indicated below:

•	Item 1. Business (included, as revised, as Exhibit 99.1 to this Current Report on Form 8-K);

•	Item 7. Management's Discussion and Analysis of Financial Condition and Results of Operations (included, as revised, as Exhibit 99.2 to this Current Report on Form 8-K); and

•	Item 8. Financial Statements and Supplementary Data (included, as revised, as Exhibit 99.3 to this Current Report on Form 8-K).

The change in the Company’s reportable segments described above had no impact on the Company’s historical consolidated financial position, equity, results of operations or cash flows as disclosed in the 2014 Form 10-K. The information included in this Current Report on Form 8-K does not reflect events occurring after February 26, 2015, the date the Company filed the 2014 Form 10-K, and does not modify or update the disclosures therein in any way except to reflect the change in the Company’s reportable segments described above. Information regarding events and developments subsequent to the filing of the 2014 Form 10-K is included in the Company’s other SEC filings since that date.

This Current Report on Form 8-K, including the exhibits, should be read in conjunction with the 2014 Form 10-K and with the Company’s other reports filed with the SEC after February 26, 2015.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
23.1	Consent of KPMG LLP.
99.1	Updated 2014 Form 10-K "Item 1. Business" disclosure.
99.2	Updated 2014 Form 10-K "Item 7. Management's Discussion and Analysis of Financial Condition and Results of Operations" disclosure.
99.3
Updated 2014 Form 10-K "Item 8. Financial Statements and Supplementary Data" disclosure of audited consolidated financial statements of CF Industries Holdings, Inc. as of December 31, 2014 and 2013, and for each of the years in the three-year period ended December 31, 2014, including the notes thereto and the report of the independent registered public accounting firm thereon.

101
The following financial information of CF Industries Holdings, Inc. formatted in XBRL (eXtensible Business Reporting Language): (1) Consolidated Statements of Operations for the years ended December 31, 2014, 2013 and 2012, (2) Consolidated Statements of Comprehensive Income for the years ended December 31, 2014, 2013 and 2012, (3) Consolidated Balance Sheets as of December 31, 2014 and 2013, (4) Consolidated Statements of Equity as of December 31, 2014, 2013 and 2012, (5) Consolidated Statements of Cash Flows for the years ended December 31, 2014, 2013 and 2012 and (6) the Notes to Consolidated Financial Statements.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	December 15, 2015	CF INDUSTRIES HOLDINGS, INC.

		By:	/s/ Dennis P. Kelleher
		Name:	Dennis P. Kelleher
		Title:	Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description
23.1	Consent of KPMG LLP.
99.1	Updated 2014 Form 10-K "Item 1. Business" disclosure.
99.2	Updated 2014 Form 10-K "Item 7. Management's Discussion and Analysis of Financial Condition and Results of Operations" disclosure.
99.3
Updated 2014 Form 10-K "Item 8. Financial Statements and Supplementary Data" disclosure of audited consolidated financial statements of CF Industries Holdings, Inc. as of December 31, 2014 and 2013, and for each of the years in the three-year period ended December 31, 2014, including the notes thereto and the report of the independent registered public accounting firm thereon.

101
The following financial information of CF Industries Holdings, Inc. formatted in XBRL (eXtensible Business Reporting Language): (1) Consolidated Statements of Operations for the years ended December 31, 2014, 2013 and 2012, (2) Consolidated Statements of Comprehensive Income for the years ended December 31, 2014, 2013 and 2012, (3) Consolidated Balance Sheets as of December 31, 2014 and 2013, (4) Consolidated Statements of Equity as of December 31, 2014, 2013 and 2012, (5) Consolidated Statements of Cash Flows for the years ended December 31, 2014, 2013 and 2012 and (6) the Notes to Consolidated Financial Statements.